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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): March 27, 2003


               IndyMac MBS, Inc., (as depositor under the Pooling
                 and Servicing Agreement, dated as of March 1,
                    2003, providing for the issuance of the
            IndyMac MBS, Inc., Residential Asset Securization Trust
                  2003-A4, Mortgage Pass-Through Certificates,
                                Series 2003-D).

                               IndyMac MBS, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                     333-102888             95-4791925
------------------------------    ----------             ----------
(State or Other Jurisdiction     (Commission           (I.R.S. Employer
   of Incorporation)              File Number)         Identification No.)


155 North Lake Avenue
Pasadena, California                                   91101
--------------------                                  ---------
(Address of Principal                                 (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Item 5.  Other Events.
         ------------

         Filing of Certain Materials

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2003-D (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

(c) Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDYMAC MBS, INC.



                                        By:  /s/ Victor H. Woodworth
                                           ------------------------------
                                            Victor H. Woodworth
                                            Vice President



Dated: March 27, 2003

                                 Exhibit Index

Exhibit                                                           Page
-------                                                           ----

5.1  Legality Opinion of Sidley Austin Brown & Wood LLP            5

8.1  Tax Opinion of Sidley Austin Brown & Wood LLP
     (included in Exhibit 5.1)                                     5

23.1 Consent of Sidley Austin Brown & Wood LLP
     (included in Exhibits 5.1 and 8.1)                            5

                                                      Exhibits 5.1 and 8.1
                                                      --------------------



                                 March 27, 2003


Standard & Poor's,                   Bear, Stearns & Co. Inc.
 a division of The McGraw-Hill       383 Madison Avenue
 Companies, Inc.                     New York, New York 10179
55 Water Street
New York, New York 10041-0003

Fitch, Inc.                          Deutsche Bank National Trust Company
One State Street Plaza               1761 East St. Andrew Place
New York, New York 10004             Santa Ana, California 92705-4934

Lehman Brothers Inc.
745 Seventh Avenue, 30th Floor
New York, New York 10019

                Re: IndyMac MBS, Inc.
                    Residential Asset Securitization Trust, Series 2003-A4 Mortgage-Pass Through Certificates, Series 2003-D
                    -------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel for IndyMac MBS, Inc., a Delaware corporation (the "Depositor"), in connection with (i) the sale by IndyMac Bank, F.S.B., a federal savings bank ("IndyMac Bank"), and the purchase by the Depositor, of a pool of Closing Date Mortgage Loans (as defined below) and (ii) the simultaneous sale by the Depositor of that pool of Closing Date Mortgage Loans to Deutsche Bank National Trust Company as trustee (the "Trustee") in connection with the issuance of the Mortgage Pass-Through Certificates, Series 2003-D, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class PO, Class A-X and Class A-R Certificates (the "Publicly Offered Senior Certificates"), the Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Subordinate Certificates" and, together with the Publicly Offered Senior Certificates, the "Publicly Offered Certificates") and the Class B-4, Class B-5, Class B-6 and Class P Certificates (the "Non-Publicly Offered Certificates" and, together with the Publicly Offered Certificates, the "Certificates"). A trust (the "Trust") is being formed and the Certificates are being issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, as depositor, IndyMac Bank, as seller and master servicer, and the Trustee. A "Closing Date Mortgage Loan" means a conventional fixed-rate mortgage loan secured by a first lien on a one-to four-family residential property sold on the Closing Date pursuant to the Pooling and Servicing Agreement. Capitalized terms not otherwise defined in this opinion letter are used as defined in the Pooling and Servicing Agreement.

         On the Closing Date, the Trustee will issue the Certificates in the name or at the direction of the Depositor and will transfer the Certificates to the Depositor in consideration for the sale of the Closing Date Mortgage Loans from the Depositor to the Trustee. Upon receipt of the Certificates on the Closing Date, the Depositor (i) will sell the Publicly Offered Senior Certificates (other than the Class A-X and Class PO Certificates) to Bear, Stearns & Co. Inc. ("Bear Stearns") pursuant to an underwriting agreement, (ii) will sell the Publicly Offered Subordinate Certificates to Lehman Brothers Inc. ("Lehman") pursuant to an underwriting agreement, (iii) will sell the Non-Publicly Offered Certificates (other than the Class P Certificates) to Lehman pursuant to a purchase agreement and (iv) will remit the proceeds of those sales, together with the Class A-X, Class PO and Class P Certificates, to IndyMac Bank in consideration for the sale of the Closing Date Mortgage Loans from IndyMac Bank to the Depositor.

         When we make assumptions for the purposes of expressing the opinions set forth below or when we express no opinion or qualify or limit an opinion as to certain matters or when we state that we rely on certificates, documents, or other matters, in each case we do so with the permission of each addressee of this letter.

         In connection with rendering this opinion letter, we have examined the Pooling and Servicing Agreement and such other documents, certificates, and records, and have performed such investigations of law, as we have deemed necessary or appropriate as a basis for our opinion. Further, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies or specimens, the authenticity of the originals of such documents submitted to us as copies or specimens, the accuracy of the matters set forth in the documents we have reviewed and the due authorization, execution, and delivery of the Pooling and Servicing Agreement by the parties thereto. We have also assumed that no agreements or understandings between the parties exist regarding the transactions contemplated in the Pooling and Servicing Agreement, other than those contained therein.

         As of the Closing Date, assuming (i) an election is made to treat the assets as multiple REMICs, (ii) compliance with the Pooling and Servicing Agreement, and (iii) compliance with changes in the law, including any amendments to the Internal Revenue Code of 1986, as amended (the "Code") or applicable Treasury regulations thereunder, (a) each REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of Section 860D of the Code, (b) the Regular Interest Certificates represent ownership of regular interests in the Master REMIC, (c) the Class A-R Certificates represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling and Servicing Agreement.

         The opinions set forth in this opinion letter are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion letter is rendered as of the date hereof and we undertake no obligation to update this opinion letter or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion letter is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion letter unless we are specifically engaged to do so. This opinion letter is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion letter may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                         Very truly yours,

                                         /s/ Sidley Austin Brown & Wood LLP
                                         Sidley Austin Brown & Wood LLP